Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT, dated as of March 27, 2013 (this “Amendment”), to the Credit Agreement, dated as of May 24, 2012 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), among EPE Holdings LLC, a Delaware limited liability company (“Holdings”), EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company and a wholly owned subsidiary of Holdings (the “Borrower”), the banks, financial institutions and other lending institutions from time to time parties as lenders thereto (each a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, the swingline lender and an issuer of Letters of Credit, and each other Issuing Bank from time to time party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower has provided to the Administrative Agent and the Lenders in accordance with Section 9.14 of the Credit Agreement reserve reports, together with supplemental reserve information, with respect to the Borrower’s Oil and Gas Properties (the “Assets Reserve Report”) and has requested that the Commitments and the Borrowing Base under the Credit Agreement be increased to $2,500,000,000.

WHEREAS, the Administrative Agent and the Lenders have determined based on the Assets Reserve Report that, subject to the conditions set forth in Article IV hereof, the Commitments and the Borrowing Base under the Credit Agreement should be affirmed and increased to the amounts described above.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Section 1.1.           Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

ARTICLE II

Section 2.1.           Amendment.  On the Amendment Effective Date:

(a)           Schedule 1.1(a) of the Credit Agreement will be hereby deleted in its entirety and the commitment schedule for the Credit Agreement will be restated to provide as set forth on Annex I hereto.

(b)           Section 1.1 of the Credit Agreement is hereby amended by inserting in the alphabetically appropriate place therein the following defined terms:

“Excluded Swap Obligation” means, with respect to any Credit Party, any Secured Hedge Agreement, if and to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Secured Hedge Agreement (or any guarantee thereof) is or becomes (as a result of a Change in Law after the date of a transaction governed by such Secured Hedge Agreement) illegal under the Commodity Exchange Act of 1936, as amended, or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute a Qualified ECP Guarantor at the time such Credit Party’s guarantee or such Credit Party’s grant of such security interest becomes effective with respect to such Secured Hedge Agreement.  If a Hedging Obligation arises under a Secured Hedge Agreement governing more than one Hedging Agreement, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to Hedging Agreements for which such guarantee or security interest is or becomes illegal.

“Qualified ECP Guarantor” means, in respect of any Secured Hedge Agreement, each Credit Party that has total assets exceeding $10,000,000 at the time such Secured Hedge Agreement is incurred or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act of 1936, as amended, or any regulation promulgated thereunder.

(c)           The defined term “Obligations” in Section 1.1 of the Credit Agreement is hereby amended to add the following sentence at the conclusion thereof:

“Notwithstanding the foregoing, Excluded Swap Obligations shall not be an Obligation of any Guarantor that is not a Qualified ECP Guarantor.”

ARTICLE III

Section 3.1.           Redetermination of Borrowing Base.  On the Amendment Effective Date, and until further adjusted, if at all, pursuant to the next redetermination of the Borrowing Base in accordance with the provisions of Section 2.14 of the Credit Agreement or otherwise, the amount of the Borrowing Base under the Credit Agreement shall be $2,500,000,000.

Section 3.2.           Stipulations Regarding Redeterminations.  The Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination and adjustment of the Borrowing Base pursuant to this Article III shall constitute the regularly scheduled semi-annual April 2013 redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement.

ARTICLE IV

Section 4.1.           Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which:

(a)           The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and the Lenders;

(b)           Each of the Borrower and Holdings shall have confirmed and acknowledged to the Administrative Agent, each Issuing Bank and the Lenders, and by its execution and delivery of this Amendment each of the Borrower and Holdings does hereby confirm and acknowledge to

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the Administrative Agent, each Issuing Bank and the Lenders, that (i) such Credit Party shall have taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, (ii) the Credit Agreement and each other Credit Document to which it or any of its applicable Subsidiaries that are Credit Parties is a party constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (iii) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents; and

(c)           The Borrower shall have paid or caused to be paid the fees described in Section 5.1 below.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the Amendment Effective Date shall not occur unless each of the foregoing conditions is satisfied (or waived) at or prior to 2:00 p.m., New York City time, on March 29, 2013 (and, in the event such conditions are not so satisfied or waived, the amendments contemplated hereby shall be null and void).

Section 4.2.           Ratification.  Each of the Borrower and Holdings (for itself and its applicable Subsidiaries that are Credit Parties) hereby (a) ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Security Documents secure, and will continue to secure, all Obligations thereunder, and (b) represents and warrants to the Lenders that as of the effectiveness of this Amendment (i) all of the representations and warranties contained in the Credit Document to which it is a party are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects  as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

Section 4.3.           Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

Section 4.4.           Assignment of Outstanding Loans, Letter of Credit Exposure, and Swingline Exposure.  If after giving effect to this Amendment, a Lender’s Total Exposure would exceed that Lender’s Commitment, such Lender (each an “Assigning Lender”) shall, and does hereby, assign (severally and not jointly) to each non-Assigning Lender (each an “Assignee Lender”), and each Assignee Lender shall and does hereby purchase and assume (severally and not jointly) from each Assigning Lender, an undivided amount of the outstanding Loans, Letter of Credit Exposure, and Swingline Exposure such that, after giving effect to this Amendment and the assignments described in this Section 4.4, each Lender will hold Loans, Letter of Credit Exposure, and Swingline Exposure in accordance with its respective Commitment Percentage.  Each Assignee Lender shall promptly pay to the Administrative Agent for

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the account of each Assignor Lender an amount sufficient to effectuate the purchase of such outstanding Loans, Letter of Credit Exposure, and Swingline Exposure from each Assignor Lender.

ARTICLE V

Section 5.1.           Up Front Fees.  Concurrently with the increase in the Commitments and the Borrowing Base under the Credit Agreement pursuant to this Amendment, the Borrower agrees to pay to the Administrative Agent for the account of each Lender the amounts set forth on Annex II attached hereto.

ARTICLE VI

Section 6.1.           Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 6.2.           GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT A SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.3.           FINAL AGREEMENT.  THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, WHICH SHALL INCLUDE THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

EPE HOLDINGS LLC

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President

EP ENERGY LLC (F/K/A EVEREST ACQUISITION LLC)

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President

Signature Page — Second Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title: Authorized Officer

Signature Page — Second Amendment

CITIBANK, N.A., as a Lender

By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

Signature Page — Second Amendment

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

Signature Page — Second Amendment

CREDIT SUISSEE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Director

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Associate

Signature Page — Second Amendment

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

Signature Page — Second Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin Jr.
Name: Mark Lumpkin, Jr.
Title: Director

Signature Page — Second Amendment

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Joselin Fernandes
Name: Joselin Fenandes
Title: Associate Director

By:	/s/ David Urban
Name: David Urban
Title: Associate Director

Signature Page — Second Amendment

COMPASS BANK, as a Lender

By:	/s/ Umar Hassan
Name: Umar Hassan
Title: Vice President

Signature Page — Second Amendment

Capital One, National Association, as a Lender

By:	/s/ Wesley Fontana
Name: Wesley Fontana
Title: Vice President

Signature Page — Second Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Authorized Signatory

By:	/s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

Signature Page — Second Amendment

BANK OF SCOTLAND PLC, as a Exiting Lender

By:	/s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President

Signature Page — Second Amendment

SOCIETE GENERALE, as a Lender

By:	/s/ Elena Robciuc
Name: Elena Robciuc
Title: Managing Director

Signature Page — Second Amendment

SUNTRUST, as a Lender

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

Signature Page — Second Amendment

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Bebi Yasin
Name: Bebi Yasin
Title: Authorized Signatory

Signature Page — Second Amendment

WELLS FARGO BANK, N.A., as a Lender

By:	/s/Lila Jordan
Name: Lila Jordan
Title: Managing Director

Signature Page — Second Amendment

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Lender

By:	/s/ Jamie Merli
Name: Jamie Merli
Title: Managing Director

Signature Page — Second Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael J. Dillon
Name: Michael J. Dillon
Title: Managing Director

Signature Page — Second Amendment

DNB BANK ASA, GRAND CAYMAN BRANCH, as a Lender

By:	/s/ Cathleen Buckley
Name: Cathleen Buckley
Title: Senior Vice President

By:	/s/ Evan Uhlick
Name: Evan Uhlick
Title: Nice President

Signature Page — Second Amendment

ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

Signature Page — Second Amendment

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ James R. Fayen
Name: James R. Fayen
Title: Deputy General Manager

Signature Page — Second Amendment

The Royal Bank of Scotland plc, as a Lender

By:	/s/ Sanjay Remond
Name: Sanjay
Title: Director

Signature Page — Second Amendment

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Signature Page — Second Amendment

Scotiabanc Inc., as a Lender

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

Signature Page — Second Amendment

THE BANK OF NOVIA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Signature Page — Second Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ., as a Lender

By:	/s/ Sherwin Brandford
Name: Sherwin Brandform
Title: Vice President

Signature Page — Second Amendment

UNION BANK, as a Lender

By:	/s/ Lauren Trussell
Name: Lauren Trussell
Title: Vice President

Signature Page — Second Amendment

GOLDMAN SACHS BANK USA as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page — Second Amendment

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

Signature Page — Second Amendment

COMERICA BANK, as a Lender

By:	/s/ Jeffery Treadway
Name: Jeffery Treadway
Title: Vice President

Signature Page — Second Amendment

ANNEX I

Schedule 1.1(a)

Commitments

	Commitment	%
J.P. Morgan	$172,429,023.28	6.90%
Citigroup	$172,429,023.28	6.90%
BMO Financial Group	$157,520,495.95	6.30%
Credit Suisse	$157,520,495.95	6.30%
Deutsche Bank	$157,520,495.95	6.30%
Royal Bank of Canada	$157,520,495.95	6.30%
UBS	$157,520,495.95	6.30%
BBVA Compass	$86,348,684.21	3.45%
Capital One	$108,828,947.37	4.35%
CIBC	$108,828,947.37	4.35%
Lloyds TSB	$0.00	0.00%
Societe Generale	$86,348,684.21	3.45%
SunTrust	$86,348,684.21	3.45%
TD Bank	$86,348,684.21	3.45%
Wells Fargo	$108,828,947.37	4.35%
Nomura Group	$50,000,000.00	2.00%
Bank of America	$57,565,789.48	2.30%
DNB Nor	$70,000,000.00	2.80%
ING	$57,565,789.48	2.30%
Mizuho	$57,565,789.48	2.30%
RBS	$57,565,789.48	2.30%
Sumitomo Mitsui Banking Corporation	$57,565,789.48	2.30%
Scotiabank	$43,174,342.12	1.73%
Bank of Nova Scotia	$43,174,342.10	1.73%
Bank of Tokyo-Mitsubishi	$43,174,342.10	1.73%
Union Bank	$43,174,342.10	1.73%
Goldman Sachs	$43,174,342.10	1.73%
Morgan Stanley	$43,174,342.10	1.73%
Comerica	$28,782,894.72	1.15%
Total	$2,500,000,000.00	100.00%

ANNEX II

Fees

Fees
J.P. Morgan	$97,232.41
Citigroup	$97,232.41
BMO Financial Group	$94,512.30
Credit Suisse	$94,512.30
Deutsche Bank	$94,512.30
Royal Bank of Canada	$94,512.30
UBS	$94,512.30
BBVA Compass	$51,809.21
Capital One	$119,250.00
CIBC	$119,250.00
Lloyds TSB	$0.00
Societe Generale	$51,809.21
SunTrust	$51,809.21
TD Bank	$51,809.21
Wells Fargo	$119,250.00
Nomura Group	$0.00
Bank of America	$34,539.47
DNB Nor	$71,842.11
ING	$34,539.47
Mizuho	$34,539.47
RBS	$34,539.47
Sumitomo Mitsui Banking Corporation	$34,539.47
Scotiabank	$25,904.61
Bank of Nova Scotia	$25,904.61
Bank of Tokyo-Mitsubishi	$25,904.61
Union Bank	$25,904.61
Goldman Sachs	$54,523.03
Morgan Stanley	$55,273.03
Comerica	$17,269.74
Total	$1,707,236.84